SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 13, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	28050	33-0577635
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 100
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events

     On February 13, 2003, Onyx Acceptance Corporation issued a press release announcing its fourth quarter operating results. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the Exhibit are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press Release, dated February 13, 2003.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

February 13, 2003	By: /s/ Michael A. Krahelski
Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

99.1	Press Release, dated February 13, 2003.